UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

A-MARK PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Avenue Suite 6300 El Segundo, CA		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting

On October 28, 2021, A-Mark Precious Metals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in a virtual-only format. Of the 11,291,247 shares of common stock outstanding as of the record date of September 3, 2021 and entitled to vote, 8,507,400 shares, or 75.35%, were present in-person virtually or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders: (1) approved the election of all of the nominees as directors, to hold office until the 2022 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal; (2) on an advisory basis, approved the fiscal year 2021 compensation of the named executive officers of the Company (this being the “Say-on-Pay Vote”); (3) on an advisory basis, approved the continuation of the Company’s policy of annually seeking an advisory vote of stockholders on the Company’s executive compensation practices (this being the “Say-on-Frequency Vote”); and (4) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2022.

At the Company’s Board of Directors meeting held on October 28, 2021 following the Meeting (the “Board Meeting”), the Board of Directors determined that the Company will continue to submit its executive compensation practices to stockholders for an advisory Say-on-Pay Vote on an annual basis.

The results of the voting on the matters submitted to the stockholders were as follows:

1) Election of Directors:
Nominee	For	Withheld	Broker Non-Vote	% Votes For (Based on Total Shares Voted)
1. Jeffrey D. Benjamin	6,973,455	130,819	1,403,126	98.16%
2. Ellis Landau	7,024,416	79,858	1,403,126	98.88%
3. Beverley Lepine	6,937,966	166,308	1,403,126	97.66%
4. John U. Moorhead	6,919,383	184,891	1,403,126	97.40%
5. Jess M. Ravich	6,757,279	346,995	1,403,126	95.12%
6. Gregory N. Roberts	7,025,293	78,981	1,403,126	98.89%
7. Monique Sanchez	7,031,193	73,081	1,403,126	98.97%
8. Kendall Saville	7,026,958	77,316	1,403,126	98.91%
9. Michael R. Wittmeyer	7,024,433	79,841	1,403,126	98.88%

2) Advisory Vote on Fiscal Year 2021 Compensation of the Named Executive Officers:
For	Against	Abstain	Broker Non-Vote	% Votes For (Based on Total Shares Voted)
6,920,519	79,337	104,418	1,403,126	98.87%

3) Advisory Vote on Frequency of Say-on-Pay Votes:
One Year	Two Years	Three Years	Abstain	Broker Non-Vote
6,711,598	22,929	300,281	69,466	1,403,126
Percentage based on total voted
95.40%	0.33%	4.27%

4) Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending June 30, 2022:
For	Against	Abstain	Broker Non-Vote	% Votes For (Based on Total Shares Voted)
8,441,046	1,293	65,061	—	99.98%

Item 8.01 Other Events.

Appointment of Committee Members and Officers

At the Board Meeting, the Board of Directors appointed the following persons to the committees of the Board of Directors:

Audit Committee

Ellis Landau, Chairman

Beverley Lepine

John U. Moorhead

Monique Sanchez

Kendall Saville

Compensation Committee

John U. Moorhead, Chairman

Ellis Landau

Jess M. Ravich

Nominating and Corporate Governance Committee

Jess M. Ravich, Chairman

Beverley Lepine

John U. Moorhead

Monique Sanchez

The Board of Directors also appointed the following persons to the positions set forth below opposite their respective names:

Officer	Position
Jeffrey D. Benjamin	Chairman of the Board
Gregory N. Roberts	Chief Executive Officer
Thor Gjerdrum	President
Kathleen Simpson-Taylor	Chief Financial Officer, Executive Vice President and Assistant Secretary
Brian Aquilino	Chief Operating Officer
Carol Meltzer	General Counsel, Executive Vice President and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2021

A-MARK PRECIOUS METALS, INC.

By:	/s/ Carol Meltzer
Name:	Carol Meltzer

Title:	General Counsel and Secretary